                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2007
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

      Empire  Resorts,  Inc. has been  advised  that on February  16, 2007,  its partner, the St. Regis Mohawk Tribe, received a copy of a complaint filed in the
United States  District Court for the Southern  District of New York in the case
of  Sullivan  County  Farm  Bureau,   Catskill  Center  for   Conservation   and
Development,  Inc.,  Orange  Environment,  Inc.  and Natural  Resources  Defense
Council v. United States  Department of the Interior,  Dirk  Kempthorne,  in his
official capacity as Secretary of the Interior,  James E. Cason, in his official capacity as Associate  Deputy  Secretary  of the  Interior and Acting  Assistant
Secretary of the Interior for Indian Affairs and Bureau of Indian  Affairs.  The
claim  alleges  that  the  Bureau  of  Indian  Affairs   violated  the  National
Environmental  Policy  Act  ("NEPA")  and the  Administrative  Procedure  Act by
issuing a Finding of No Significant  Impact without  requiring an  environmental impact  statement  ("EIS")  under  NEPA.  The  plaintiffs  are  seeking an order requiring  the  preparation  of an EIS  prior to  Department  of the  Interior's granting final  approvals for the proposed St. Regis Mohawk Casino at Monticello
Raceway and prior to the  Department of the  Interior's  causing the transfer of the subject land into federal trust.  We expect that the defendants will respond to the complaint within the next 60 days.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: February 20, 2007                By:  /s/ Ronald J. Radcliffe
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                                            Name: Ronald J. Radcliffe
                                            Title: Chief Financial Officer